OPPENHEIMER DISCIPLINED VALUE FUND
                    Supplement dated November 3, 2000 to the
Prospectus dated February 28, 2000

This supplement replaces the June 12, 2000 supplement. The Prospectus is changed as follows:

1. All references to the phrase "portfolio managers" in the prospectus are replaced by the phrase, "portfolio manager."

2. The section entitled "Portfolio Managers" on page 11 is replaced by the following paragraph:

   Portfolio Manager. Effective November 1, 2000, the Fund is managed by
      Christopher Leavy. Mr. Leavy is a Senior Vice President of the Manager, Vice President of the Fund and serves as an officer and portfolio manager of other Oppenheimer funds.

      Prior to joining the Manager in September 2000, Mr. Leavy was a portfolio manager of Morgan Stanley Dean Witter Investment (from 1997), prior to which he was a portfolio manager and equity analyst of Crestar Asset Management (from 1995).

3. The following paragraphs are added to the end of the section captioned "How the Fund is Managed" on Page 11:

      The Board of Directors of the Fund determined that it was in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Main Street Growth and Income Fund ("Main Street Growth and Income Fund"). The Board unanimously approved an agreement and plan of reorganization between these funds and the transactions contemplated thereby (the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

      An adjourned meeting of the shareholders of the Fund was held on November 2, 2000 to vote on the reorganization. At the shareholder meeting held on that date, the proposal did not receive the requisite shareholder vote. Accordingly, the Fund will not reorganize into Main Street Growth and Income Fund at this time. There is no imminent plan to re-propose the reorganization of the Fund.


November 3, 2000                                              PS0375.011

                             DISCIPLINED VALUE FUND
      Supplement  dated  November  3,  2000  to the  Statement  of
            Additional Information dated February 28, 2000

This supplement replaces the June 12, 2000 supplement. The Statement of Additional Information is revised as follows:

1. The biographical information for Peter Antos, Michael Strathearn and Kenneth White, is deleted and the following biographical information is added in the subsection titled "Directors and Officers of the Fund" on page 32, directly above the biographical information for Andrew J. Donohue:

      Christopher Leavy, Vice President and Portfolio Manager, Age: 29 Two World Trade Center, 34th Floor, New York, New York 10048-0203 Senior Vice President (since September 2000) of the Manager. Prior to joining the Manager in September 2000, he was a portfolio manager of Morgan Stanley Dean Witter Investment (from 1997), prior to which he was a portfolio manager and equity analyst of Crestar Asset Management (from 1995).

























November 3, 2000                                                    PX0375.005